As filed with the Securities and Exchange Commission on July 9, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21499

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Neuberger Berman Dividend Advantage Fund Inc.

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Semi-Annual Report

April 30, 2007

Neuberger Berman

Dividend

Advantage

Fund Inc.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Chairman's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Dividend Advantage Fund Inc. for the six months ended April 30, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Securities in the portfolio that meet the requirements for qualified dividend income are taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department, and real estate company securities—a structure that we believe provides shareholders with an added level of confidence.

Thank you for entrusting your hard-earned assets to Neuberger Berman. We will continue to work hard to preserve and grow your capital.

Sincerely,

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN
DIVIDEND ADVANTAGE FUND INC.

Contents

Chairman's Letter	1

Portfolio Commentary	2

Schedule of Investments/ Top Ten Equity Holdings	7

Financial Statements	10

Financial Highlights/ Per Share Data	22

Distribution Reinvestment Plan	24

Directory	26

Proxy Voting Policies and Procedures	27

Quarterly Portfolio Schedule	27

Report of Votes of Shareholders	28

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2007 Neuberger Berman Management Inc. All rights reserved.

Dividend Advantage Fund Inc. Portfolio Commentary

For the six months ended April 30, 2007, on a net asset value (NAV) basis, Neuberger Berman Dividend Advantage Fund Inc. (AMEX:NDD) provided a strong return that outpaced both the S&P 500 Index and FTSE NAREIT Equity REITs Index.

The Fund includes a mix of 1) income-producing securities that are chosen by our in-house research department and a team of experienced portfolio managers and 2) real estate company securities. The portion of the portfolio driven by our in-house research seeks to invest a significant majority of its assets in "buy" rated stocks that have recently had a higher average dividend yield than that of the S&P 500. The remaining assets in this segment are chosen by a team of managers with experience selecting attractive income opportunities.

For the six-month reporting period, the segment of the portfolio derived from our research department and portfolio management team provided strong returns, outperforming the S&P 500 Index. The index was down for only one month, during which time the portfolio segment outperformed, reflecting its defensive characteristics and providing a relative boost for the whole period. In terms of sectors, our sizable overweight in Utilities—the best performing area of the market for the period—proved beneficial, while Energy and some commodity related stocks enjoyed strong results. The weak performance of Financial sector hampered returns of both the portfolio and the benchmark.

We continue to maintain a substantial weighting in Utilities due to what we believe are compelling dividend yields and strong earnings growth. As we have detailed in the past, stocks in this sector have undergone a sea change—both from their years as uninteresting but steady dividend payers and the relatively speculative days of early deregulation. Today, many utilities are run by seasoned managers with effective business plans, and are favored by healthy revenue streams driven by increasing electricity rates.

During the first part of the reporting period, real estate investment trusts (REITs) performed quite well but in mid-February declined sharply along with the broad stock market. REITs rebounded following this sell-off, but failed to keep pace with the S&P 500 Index, which was bolstered by strength in large multi-national companies benefiting from the falling U.S. dollar. Weakness in the Apartments sector caused by the large influx of unsold condominiums and homes coming into the rental market also restrained REIT returns.

The segment of the portfolio focused on REITs posted a respectable return but trailed the FTSE NAREIT Equity REITs Index. This shortfall was due primarily to an underweight in the strong Shopping Center and Regional Mall sectors, lagging performance in the Office sector, and positions in REIT preferred securities.

With the exception of the Apartments sector, commercial real estate fundamentals remain healthy. Increased demand coupled with restrained supply growth due to higher development costs has translated into better occupancy rates, rising rent levels, and above-historical-average REIT earnings growth in most property sectors.

Rather anemic first quarter Gross Domestic Product growth has prompted some concern that REIT fundamentals may weaken along with the economy in the year ahead. We believe that as long as employment remains strong, REIT fundamentals will remain sound. In addition, we expect the economy to re-accelerate in the second half of calendar 2007 as the weak dollar boosts exports to faster growing international markets, business spending increases to rebuild depleted inventories, and a more stable housing market is less of a drag on the economy.

While REITs have become more fully valued relative to historical average price/earnings ratios and yield, they remain undervalued relative to NAV, in our opinion, which, in view of recent

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

transaction prices, may be understated. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we maintain a strong bias toward REITs trading at discounts to NAV and expect further consolidation in the REIT market to continue to surface value in the portfolio.

In closing, while we have cautioned shareholders not to expect recent years' outsized returns in the REIT market to continue indefinitely, we believe the combination of sound fundamentals, strong earnings growth, a high level of liquidity in the financial system, and ongoing merger and acquisition activity will continue to support attractive REIT returns in the year ahead.

Sincerely,

NEUBERGER BERMAN
DIVIDEND ADVANTAGE FUND INC.
ASSET ALLOCATION COMMITTEE

Dividend Advantage Fund Inc.

PERFORMANCE HIGHLIGHTS
NAV[1,3,4]	Inception Date	Total Return Six Month Period Ended	Average Annual Total Return
		4/30/2007	1 Year	Since Inception
	03/25/2004	9.43%	27.85%	25.96%

PERFORMANCE HIGHLIGHTS
Market Price[2,3,4]	Inception Date	Total Return Six Month Period Ended	Average Annual Total Return
		4/30/2007	1 Year	Since Inception
	03/25/2004	18.12%	42.10%	21.38%

Industry Diversification

(% of Total Net Assets Applicable to
Common Shareholders)

Aerospace	1.0%
Apartments	16.6
Banking & Financial	7.9
Basic Materials	3.2
Chemicals	0.7
Commercial Services	0.8
Community Centers	4.8
Consumer Products & Services	0.9
Consumer Staples	1.8
Diversified	10.1
Energy	6.4
Entertainment	1.1
Food & Beverage	2.8
Health Care	4.2
Industrial	6.6
Insurance	1.9
Lodging	3.3
Office	12.1
Office-Industrial	3.4
Oil & Gas	3.4
Pharmaceutical	3.7
Publishing	1.1
Regional Malls	13.7
Retail	1.7
Self Storage	1.0
Telecommunications	2.0
Utilities	11.7
Waste Management	1.1
Short-Term Investments	16.8
Liabilities, less cash, receivables and other assets, and Liquidation Value of Auction Market Preferred Shares	(45.8)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Endnotes

1.

Returns based on Net Asset Value (NAV) of the Fund.

2.

Returns based on market price of Fund shares on the American Stock Exchange.

3.

Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

4.

Unaudited performance data current to the most recent month-end are available at www.nb.com

Glossary of Indices

S& P 500 Index:	The S& P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.
FTSE NAREIT Equity REITs Index:

The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Schedule of Investments Dividend Advantage Fund Inc.

Top Ten Equity Holdings

	Holding	%
1	Simon Property Group	4.2
2	Kimco Realty	3.5
3	AMB Property	3.4
4	Duke Realty	3.4
5	Equity Residential	3.3
6	SL Green Realty	3.3
7	Vornado Realty Trust	3.2
8	ProLogis	3.2
9	Archstone-Smith Trust	3.1
10	Brookfield Asset Management Class A	3.1

Number of Shares		Market Value† (000's omitted)
Common Stocks (127.7%)
Aerospace (1.0%)
28,600	Goodrich Corp.	$1,626
Apartments (16.6%)
36,990	Apartment Investment & Management	2,046
94,400	Archstone-Smith Trust	4,919
34,700	Avalonbay Communities	4,242
56,500	Camden Property Trust	3,935
114,100	Equity Residential	5,298
7,700	Essex Property Trust	992
50,100	Home Properties	2,791	È
74,000	UDR, Inc.	2,223
		26,446
Banking & Financial (7.9%)
23,400	Bank of America	1,191
38,200	Bank of New York	1,546
27,500	Citigroup Inc.	1,475
14,500	Hartford Financial Services Group	1,467	È
14,600	HSBC Holdings PLC ADR	1,348	È
35,900	IndyMac Bancorp	1,086	È
20,800	Lincoln National	1,480
28,600	Nationwide Financial Services	1,634
25,000	Wachovia Corp.	1,389
		12,616
Basic Materials (2.2%)
26,000	Freeport-McMoRan Copper & Gold	1,746
7,300	Rio Tinto	1,781
		3,527
Chemicals (0.7%)
23,300	E. I. du Pont de Nemours	1,146
Commercial Services (0.8%)
49,500	Crystal River Capital	1,300
Community Centers (4.8%)
32,600	Acadia Realty Trust	876
69,100	Developers Diversified Realty	4,499
28,300	Regency Centers	2,332
200	Tanger Factory Outlet Centers	8
		7,715
Consumer Products & Services (0.9%)
17,300	Fortune Brands	1,386
Consumer Staples (1.8%)
44,800	Procter & Gamble	2,881

Number of Shares		Market Value† (000's omitted)
Diversified (10.1%)
19,200	3M Co.	$1,589
83,700	Brookfield Asset Management Class A	4,867
20,200	Eaton Corp.	1,802
72,700	General Electric	2,680	ØØ
43,200	Vornado Realty Trust	5,125
		16,063
Energy (6.4%)
38,800	Chevron Corp.	3,018
39,400	ConocoPhillips	2,732
37,700	Exxon Mobil	2,993
56,300	Spectra Energy	1,470
		10,213
Entertainment (1.1%)
83,700	Regal Entertainment Group	1,820
Food & Beverage (2.8%)
18,000	Diageo PLC ADR	1,519
44,020	PepsiCo, Inc.	2,909
		4,428
Health Care (4.2%)
58,000	Abbott Laboratories	3,284	È
69,700	Nationwide Health Properties	2,235
26,400	Ventas, Inc.	1,113
		6,632
Industrial (6.6%)
89,200	AMB Property	5,433
78,000	ProLogis	5,055
		10,488
Insurance (1.9%)
51,800	Arthur J. Gallagher	1,448
41,500	Endurance Specialty Holdings	1,553
		3,001
Lodging (3.0%)
126,100	Host Hotels & Resorts	3,233	È
51,900	Sunstone Hotel Investors	1,480
		4,713
Office (12.1%)
24,900	Alexandria Real Estate Equities	2,636
41,400	Boston Properties	4,867
52,100	Brandywine Realty Trust	1,713
105,600	Brookfield Properties	4,337
10,200	Highwoods Properties	416
37,300	SL Green Realty	5,255
		19,224

See Notes to Schedule of Investments

Schedule of Investments Dividend Advantage Fund Inc. cont'd

Number of Shares		Market Value† (000's omitted)
Office—Industrial (3.4%)
123,900	Duke Realty	$5,341
Oil & Gas (3.4%)
87,800	Canadian Oil Sands Trust	2,386	È
59,100	Occidental Petroleum	2,996
		5,382
Pharmaceutical (3.7%)
46,700	Johnson & Johnson	2,999
49,800	Novartis AG ADR	2,893
		5,892
Publishing (1.1%)
50,800	Idearc Inc.	1,765
Regional Malls (13.7%)
49,300	General Growth Properties	3,148
500	Glimcher Realty Trust	13
115,100	Kimco Realty	5,533	È
30,800	Macerich Co.	2,930
58,300	Simon Property Group	6,721
60,800	Taubman Centers	3,408
		21,753
Retail (1.7%)
72,600	Home Depot	2,749
Self Storage (1.0%)
17,900	Public Storage	1,670	È
Telecommunications (2.0%)
81,500	AT&T Inc.	3,156	È
Utilities (11.7%)
16,900	Dominion Resources	1,541
50,000	Duke Energy	1,026
20,700	Exelon Corp.	1,561
23,000	FirstEnergy Corp.	1,574
28,300	FPL Group	1,822
30,400	New Jersey Resources	1,632
43,900	NSTAR	1,576
47,400	PNM Resources	1,543
38,500	PPL Corp.	1,679
17,800	Public Service Enterprise Group	1,539
34,700	SCANA Corp.	1,511
26,400	Sempra Energy	1,676
		18,680

Number of Shares		Market Value† (000's omitted)
Waste Management (1.1%)
47,600	Waste Management	$1,781
Total Common Stocks (Cost $176,061)		203,394
Preferred Stocks (1.3%)
Basic Materials (1.0%)
14,500	Freeport-McMoRan Copper & Gold	1,574	*
Lodging (0.3%)
19,000	LaSalle Hotel Properties, Ser. D	479
Total Preferred Stocks (Cost $1,953)		2,053
Short-Term Investments (16.8%)
6,135,868	Neuberger Berman Prime Money Fund Trust Class	6,136	@
20,507,901	Neuberger Berman Securities Lending Quality Fund, LLC	20,508	‡
Total Short-Term Investments (Cost $26,644)		26,644	#
Total Investments (145.8%) (Cost $204,658)		232,091	##
Liabilities, less cash, receivables and other assets [(12.8%)]		(20,343)
Liquidation Value of Auction Market Preferred Shares [(33.0%)]		(52,500)
Total Net Assets Applicable to Common Shareholders (100.0%)		$159,248

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Notes to Schedule of Investments

†

Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trade s, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#

At cost, which approximates market value.

##

At April 30, 2007, the cost of investments for U.S. federal income tax purposes was $204,678,000. Gross unrealized appreciation of investments was $29,475,000 and gross unrealized depreciation of investments was $2,062,000, resulting in net unrealized appreciation of $27,413,000 based on cost for U.S. federal income tax purposes.

*

Security did not produce income during the last twelve months.

ØØ

All or a portion of this security is segregated as collateral for interest rate swap contracts.

‡

Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@

Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

È

All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman (000's omitted except per share amounts)	Dividend Advantage Fund
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$205,447
Affiliated issuers	26,644
232,091
Interest rate swaps, at market value (Note A)	641
Dividends and interest receivable	232
Receivable for securities sold	4
Receivable for securities lending income (Note A)	80
Prepaid expenses and other assets	9
Total Assets	233,057
Liabilities
Payable for collateral on securities loaned (Note A)	20,508
Distributions payable—preferred shares	112
Payable for securities purchased	437
Payable to investment manager—net (Notes A & B)	69
Payable to administrator (Note B)	43
Payable for securities lending fees (Note A)	77
Accrued expenses and other payables	63
Total Liabilities	21,309
Auction Market Preferred Shares Series A & B at liquidation value
4,800 shares authorized; 2,100 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	52,500
Net Assets applicable to Common Shareholders at value	$159,248
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$108,409
Distributions in excess of net investment income	(16,021)
Accumulated net realized gains (losses) on investments	38,784
Net unrealized appreciation (depreciation) in value of investments	28,076
Net Assets applicable to Common Shareholders at value	$159,248
Common Shares Outstanding ($.0001 par value; 999,995,200 shares authorized)	5,805
Net Asset Value Per Common Share Outstanding	$27.43
†Securities on loan, at market value:	$19,614
*Cost of investments:
Unaffiliated issuers	$178,014
Affiliated issuers	26,644
Total cost of investments	$204,658

See Notes to Financial Statements

NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman (000's omitted)	Dividend Advantage Fund
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$2,871
Income from investments in affiliated issuers (Note E)	157
Income from securities loaned—net (Note E)	20
Foreign taxes withheld	(21)
Total income	3,027
Expenses:
Investment management fees (Notes A & B)	632
Administration fees (Note B)	263
Auction agent fees (Note B)	66
Audit fees	23
Basic maintenance expense (Note B)	12
Custodian fees (Note B)	51
Directors' fees and expenses	11
Insurance expense	4
Legal fees	15
Shareholder reports	18
Stock exchange listing fees	1
Stock transfer agent fees	17
Miscellaneous	13
Total expenses	1,126
Investment management fees waived (Notes A & B)	(213)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(15)
Total net expenses	898
Net investment income (loss)	2,129
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	26,106
Interest rate swap contracts	278
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(13,466)
Interest rate swap contracts	(174)
Foreign currency	1
Net gain (loss) on investments	12,745
Distributions to Preferred Shareholders	(1,346)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$13,528

See Notes to Financial Statements

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	DIVIDEND ADVANTAGE FUND
Neuberger Berman (000's omitted)	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Increase (Decrease) in Net Assets Applicable to Common Shareholders: From Operations:
Net investment income (loss)	$2,129	$4,282
Net realized gain (loss) on investments	26,384	17,917
Change in net unrealized appreciation (depreciation) of investments	(13,639)	24,827
Distributions to Preferred Shareholders From (Note A):
Net investment income	(1,346)	(549)
Net realized gain on investments	—	(1,904)
Total distributions to preferred shareholders	(1,346)	(2,453)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	13,528	44,573
Distributions to Common Shareholders From (Note A):
Net investment income	(16,710)	(4,109)
Net realized gain on investments	—	(14,238)
Total distributions to common shareholders	(16,710)	(18,347)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,182)	26,226
Net Assets Applicable to Common Shareholders:
Beginning of period	162,430	136,204
End of period	$159,248	$162,430
Distributions in excess of net investment income at end of period	$(16,021)	$(94)

See Notes to Financial Statements

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Notes to Financial Statements Dividend Advantage Fund Inc.

Note A—Summary of Significant Accounting Policies:

1

General:  Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation:  Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Securities transactions and investment income:  Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of ide ntified cost and stated separately in the Statement of Operations.

4

Income tax information:  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$9,900,305	$8,522,886	$10,899,234	$—	$—	$—	$20,799,539	$8,522,886

Notes to Financial Statements Dividend Advantage Fund Inc. cont'd

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$12,399,614	$41,688,001	$—	$54,087,615

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5

Foreign taxes:  Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6

Distributions to shareholders:  The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable quarterly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions con sisting of net investment income, realized gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2007, the Fund estimated these amounts for the period January 1, 2007 to April 30, 2007 within the financial statements since the 2007 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2006 the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates .. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

Subsequent to April 30, 2007, the Fund on May 15, 2007 declared a distribution to common shareholders in the amount of $0.30 per share payable June 15, 2007, to shareholders of record on May 25, 2007, with an ex-date of May 23, 2007.

7

Expense allocation:  Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can othe rwise be made fairly.

8

Redeemable preferred shares:  On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Distribution rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2007, distribution rates ranged from 5.00% to 5.30% for Series A and 5.19% to 5.25% for Series B AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2007 to May 31, 2007 of $114,930 and $117,364 for Series A and Series B AMPS, respectively.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate

Notes to Financial Statements Dividend Advantage Fund Inc. cont'd class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

9

Interest rate swaps:  The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-r ate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2007, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Merrill Lynch	$40,000,000	July 16, 2008	3.818%	5.320%	$25,033	$616,456	$641,489

(1) 30 day LIBOR (London Interbank Offered Rate) at April 13, 2007.

10

Security lending:  Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2007, the Fund received net income under the securities lending arrangements of approximately $20,090, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended April 30, 2007, "Income from securities loaned-net" consisted of approximately $520,398 in income earned on cash collateral and guaranteed amounts (including approximately $499,387 of interest income earned from the Quality Fund and $21,011 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $500,308 (including approximately $9,899 re tained by Neuberger).

11

Repurchase agreements:  The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12

Transactions with other funds managed by Neuberger Berman Management Inc.:  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets ( the "Arrangement"). For the six months ended April 30, 2007, management fees waived under this Arrangement amounted to $2,453 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2007, income earned under this Arrangement amounted to $157,393, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13

Concentration of risk: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities converti ble into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of

Notes to Financial Statements Dividend Advantage Fund Inc. cont'd commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

14

Indemnifications:  Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2007 – 2008	0.20
2009	0.14
2010	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2010.

For the six months ended April 30, 2007, such waived fees amounted to $210,793.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $13,925.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2007, the impact of this arrangement was a reduction of expenses of $1,273.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2007, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $102,862,395 and $120,510,661, respectively.

During the six months ended April 30, 2007, brokerage commissions on securities transactions amounted to $237,957, of which Neuberger received $48, Lehman Brothers Inc. received $38,735, and other brokers received $199,174.

Note D—Capital:

At April 30, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
5,805,236	5,236

There were no transactions in common shares for the six months ended April 30, 2007 and the year ended October 31, 2006.

Notes to Financial Statements Dividend Advantage Fund Inc. cont'd

Note E—Investments In Affiliates*:

Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2007	Value April 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	2,515,368	74,924,454	71,303,954	6,135,868	$6,135,868	$157,393
Neuberger Berman Securities Lending Quality Fund, LLC***	14,982,301	117,237,058	111,711,458	20,507,901	20,507,901	499,387
Total					$26,643,769	$656,780

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights Dividend Advantage Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,		Period from March 30, 2004^ to October 31,
	2007 (Unaudited)		2006	2005	2004
Common Share Net Asset Value, Beginning of Period	$27.98		$23.46	$20.65	$19.10
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.37		.74	.62	.39
Net Gains or Losses on Securities (both realized and unrealized)	2.19		7.36	3.66	1.99
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.23)		(.09)	(.12)	(.03)
Net Capital Gains¢	—		(.33)	(.15)	(.00)
Tax Return of Capital¢	—		—	—	(.02)
Total Distributions to Preferred Shareholders	(.23)		(.42)	(.27)	(.05)
Total From Investment Operations Applicable to Common Shareholders	2.33		7.68	4.01	2.33
Less Distributions to Common Shareholders From:
Net Investment Income	(2.88)		(.71)	(.54)	(.32)
Net Capital Gains	—		(2.45)	(.66)	(.09)
Tax Return of Capital	—		—	—	(.19)
Total Distributions to Common Shareholders	(2.88)		(3.16)	(1.20)	(.60)
Less Capital Charges From:
Issuance of Common Shares	—		—	—	(.04)
Issuance of Preferred Shares	—		—	—	(.14)
Total Capital Charges	—		—	—	(.18)
Common Share Net Asset Value, End of Period	$27.43		$27.98	$23.46	$20.65
Common Share Market Value, End of Period	$25.61		$24.21	$20.00	$18.69
Total Return, Common Share Net Asset Value†	+9.43	%**	+38.59%	+20.57%	+11.83%**
Total Return, Common Share Market Value†	+18.12	%**	+40.66%	+13.57%	–3.33%**
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$159.2		$162.4	$136.2	$119.9
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$52.5		$52.5	$52.5	$52.5
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.15	%*	1.23%	1.30%	1.14%*
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.13	%*	1.22%	1.28%	1.12%*
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.68	%*	3.00%	2.72%	3.47%*
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	1.69	%*	1.72%	1.18%	.47%*
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.99	%*	1.28%	1.54%	3.00%*
Portfolio Turnover Rate	49	%**	56%	63%	28%**
Asset Coverage Per Preferred Share, End of Period@	$100,886		$102,380	$89,880	$82,086

See Notes to Financial Highlights

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Notes to Financial Highlights Dividend Advantage Fund Inc.

†

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#

The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡

After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Period from March 30, 2004 to October 31, 2004
1.40%	1.50%	1.57%	1.38%

^

The date investment operations commenced.

*

Annualized.

**

Not annualized.

@

Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††

Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢

Calculated based on the average number of shares outstanding during each fiscal period.

Distribution Reinvestment Plan

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market pric e per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's acc ount. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is le ss than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

NEUBERGER BERMAN APRIL 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

An annual meeting of shareholders of Neuberger Berman Dividend Advantage Fund Inc. was held on April 16, 2007. Shareholders voted on the following matter: (1) To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified. Class I and III Directors continue to hold office until the annual meeting in 2009 and 2008, respectively.

Proposal 1 – To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
C. Anne Harvey	4,890,775.000	104,914.000	–	–
George Morriss	4,892,256.000	103,433.000	–	–
Jack Rivkin	4,890,381.000	105,308.000	–	–
Tom D. Seip	4,892,222.000	103,467.000	–	–

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	1,693.000	159.000	–	–

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899

www.nb.com

E0099 06/07

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Dividend Advantage Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant’s Form N-CSR filed on July 10, 2006.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Fund is disclosed in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to Registrant’s Form N-CSR, Investment Company Act file number 811-21499 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the  Sarbanes-Oxley  Act are not deemed “filed” for purposes of Section 18 of the Securities  Exchange Act of 1934 (“Exchange  Act”), or otherwise  subject to the  liability of that  section.  Such  certifications  will not be deemed to be incorporated  by reference  into any filing under the  Securities Act of 1933 or the  Exchange  Act,  except  to the  extent  that  the  Registrant  specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.

By: /s/ Peter E. Sundman__________

Peter E. Sundman

Chief Executive Officer

Date: July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: July 6, 2007

By: /s/ John M. McGovern________

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: July 6, 2007